[Logo] M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       JUNE 30, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) UTILITIES SERIES

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and                   500 Boylston Street
Director, MFS Investment Management(R)                   Boston, MA 02116-3741

Nelson J. Darling, Jr.                                   DISTRIBUTOR
Professional trustee                                     MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow                                         Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;                SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant              MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your financial adviser.
Maura A. Shaughnessy*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
W. Thomas London*
                                                         WORLD WIDE WEB
ASSISTANT TREASURERS                                     www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 9.53% (including the reinvestment of any distributions), which compares to a 1.17% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500).

The Series has benefited from consolidation or attempted acquisitions among several of its top holdings. For example, Frontier Corp., which was the former Rochester Telephone, has a new management and a new strategy. The company is focusing on the growth sectors of telecommunications. Two rival companies, Global Crossing and Qwest Communications, engaged in a bidding war over Frontier, and Frontier's stock price rose as a result. Another successful telecommunications position has been MediaOne. Like many cable companies, it faced difficult regulation and the consequences of overspending. Now, however, the regulatory picture has improved, and MediaOne's spending is paying off. As a result, MediaOne has been the object of multiple buyout offers, and its stock price has risen based on its proposed acquisition by AT&T.

Although consolidation has benefited the Series' telecommunications holdings, these stocks generally have been performing better than utility stocks for some time. We believe this pattern will continue for the near future because demand in this sector is continually increasing. We are being selective, however. We also bought Cincinnati Bell, a local telecommunications company that is branching out, near the beginning of the year, and it has performed well due to strong demand for its cellular and Internet services.

The Series' weighting has increased in the natural gas sector, another area that has experienced consolidation. For example, El Paso Energy's takeover of Sonat last spring created one of the country's largest natural gas pipeline companies. The Series owns both Sonat and El Paso, and their stock prices have increased since the deal was announced. Enron, which is the biggest player in the trading of both natural gas and electricity, also has benefited from its leadership position in energy outsourcing and has performed well.

Another natural gas holding is Atmos Energy, a local distribution company
(LDC). It is in nine different states and is probably one of the best-run LDCs. The company has made some recent acquisitions that have nearly doubled its growth rate. Peco Energy also has helped us. Thanks to increased earnings, it is one of the few electric utilities that had a good first quarter.

We believe the supply/demand outlook for natural gas will improve, perhaps by this fall. The past two winters have been unseasonably warm, which has cut demand. However, we believe a return to any sort of normal weather pattern should help this industry. As companies begin to fill gas storage facilities, a tight market could be created, which would benefit companies like Coastal Corp., a pipeline, exploration, and production company. A stronger natural gas market also would benefit other companies in the Series, such as El Paso and Williams.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessey is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund, MFS(R) Utilities Fund, MFS(R) Utilities Series and MFS(R) Capital Opportunities Series (both part of MFS(R) Variable Insurance Trust(SM)), and the Utilities Series and Capital Opportunities Series offered through MFS(R)/Sun Life annuity products.

Ms. Shaughnessy joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research
(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Commencement of investment operations: January 3, 1995

Size: $122.9 million net assets as of June 30, 1999




This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                            6 Months               1 Year              3 Years                Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +9.53%              +15.91%              +93.66%             +170.33%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --               +15.91%              +24.62%             + 24.81%
-------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 79.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 63.4%
  Conglomerates - 1.0%
    Eastern Enterprises                                                  31,500             $  1,252,125
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.9%
    Comcast Corp., "A"                                                   28,800             $  1,107,000
    MediaOne Group, Inc.*                                                18,700                1,390,812
    Time Warner, Inc.                                                    15,000                1,102,500
                                                                                            ------------
                                                                                            $  3,600,312
--------------------------------------------------------------------------------------------------------
  Internet
    Ask Jeeves, Inc.                                                        100             $      1,400
    Phone.Com, Inc.*                                                        200                   11,200
                                                                                            ------------
                                                                                            $     12,600
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.5%
    Camden Property Trust                                                18,000             $    499,500
    CarrAmerica Realty Corp.                                             18,800                  470,000
    Equity Residential Properties Trust                                  12,000                  540,750
    Kilroy Realty Corp.                                                  10,700                  260,813
    Mack-Cali Realty Corp.                                               14,300                  442,406
    SL Green Realty Corp.                                                19,400                  396,487
    TriNet Corporate Realty Trust, Inc.                                  17,600                  487,300
                                                                                            ------------
                                                                                            $  3,097,256
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 2.0%
    Azurix Corp.                                                         26,000             $    520,000
    MCN Energy Group, Inc.                                               68,800                1,427,600
    USEC, Inc.                                                           29,900                  444,763
                                                                                            ------------
                                                                                            $  2,392,363
--------------------------------------------------------------------------------------------------------
  Telecommunications - 20.6%
    Alltel Corp.                                                         10,100             $    722,150
    Ameritech Corp.                                                       3,900                  286,650
    Bell Atlantic Corp.                                                  41,380                2,705,217
    CenturyTel, Inc.                                                     50,600                2,011,350
    Cincinnati Bell, Inc.                                                83,800                2,089,762
    GTE Corp.                                                            48,100                3,643,575
    Intermedia Communications, Inc.*                                     86,400                2,592,000
    MCI WorldCom, Inc.*                                                  31,182                2,683,601
    Motorola, Inc.                                                        6,700                  634,825
    NEXTEL Communications, Inc.*                                         25,000                1,254,688
    Nortel Networks Corp.                                                14,700                1,276,144
    NTL, Inc.*                                                            1,900                  163,756
    PSINet, Inc.*                                                           800                   35,000
    Qwest Communications International, Inc.*                            16,400                  542,225
    SBC Communications, Inc.                                             58,800                3,410,400
    Sprint Corp.                                                         14,300                  755,219
    Viatel, Inc.*                                                         1,100                   61,738
    Winstar Communications, Inc.*                                         8,100                  394,875
                                                                                            ------------
                                                                                            $ 25,263,175
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 20.3%
    AES Corp.*                                                           19,500             $  1,133,437
    Allegheny Energy, Inc.                                               19,500                  625,219
    Atmos Energy Corp.                                                   58,200                1,455,000
    BEC Energy                                                           42,600                1,757,250
    Calpine Corp.                                                        12,600                  680,400
    Cinergy Corp.                                                         1,900                   60,800
    CMS Energy Corp.                                                     52,100                2,181,687
    CMS Energy Corp., "G"                                                19,600                  460,600
    DQE, Inc.                                                            44,000                1,765,500
    Duke Energy Corp.                                                    56,100                3,050,437
    El Paso Electric Co.*                                                60,500                  540,719
    FirstEnergy Corp.                                                    42,700                1,323,700
    Midamerica Energy Holdings Co.                                       54,100                1,873,212
    Niagara Mohawk Holdings, Inc.                                        20,200                  324,463
    NiSource, Inc.                                                       38,200                  986,038
    Peco Energy Co.                                                      21,700                  908,688
    Pinnacle West Capital Corp.                                          35,600                1,432,900
    Public Service Co. of New Mexico                                     23,200                  461,100
    Sierra Pacific Resources                                             34,100                1,240,387
    Texas Utilities Co.                                                  45,200                1,864,500
    Unicom Corp.                                                         21,400                  825,238
                                                                                            ------------
                                                                                            $ 24,951,275
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 11.7%
    Coastal Corp.                                                        57,700             $  2,308,000
    Columbia Energy Group                                                44,150                2,767,653
    Connecticut Energy Group                                              9,900                  381,769
    Consolidated Natural Gas Co.                                          9,400                  571,050
    El Paso Energy Corp.                                                 34,900                1,228,044
    Energen Corp.                                                        29,600                  551,300
    Enron Corp.                                                          10,200                  833,850
    KN Energy, Inc.                                                      52,850                  706,869
    National Fuel Gas Co.                                                23,000                1,115,500
    NICOR, Inc.                                                          20,100                  765,056
    NUI Corp.                                                            10,100                  252,500
    ONEOK, Inc.                                                           8,700                  276,225
    Sonat, Inc.                                                           7,400                  245,125
    Washington Gas Light Co.                                             12,800                  332,800
    Williams Cos., Inc.                                                  48,300                2,055,768
                                                                                            ------------
                                                                                            $ 14,391,509
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.4%
    Frontier Corp.                                                       50,000             $  2,950,000
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $ 77,910,615
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 16.1%
  Argentina - 0.5%
    Telefonica de Argentina, ADR (Utilities - Telephone)                 18,600             $    583,575
--------------------------------------------------------------------------------------------------------
  Australia - 0.2%
    Cable & Wireless Optus (Telecommunications)*                        120,300             $    273,460
--------------------------------------------------------------------------------------------------------
  Brazil - 0.5%
    Companhia Electricas est Rio de Janeiro (Utilities - Electric)*     772,600             $    187,694
    Companhia Energetica do Ceara, Preferred "A"
      (Utilities - Electric)                                             77,500                  210,169
    Companhia Riogrand Telecomunicacoes, Preferred "A"
      (Utilities - Telephone)                                               505                  122,541
    Espirito Santo Centrais Eletricas S.A. (Utilities - Electric)         1,100                   40,408
    Espirito Santo Centrais Eletricas S.A., Preferred "B"
      (Utilities - Electric)                                                320                  122,823
                                                                                            ------------
                                                                                            $    683,635
--------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    AT & T Canada, Inc. (Telecommunications)                              3,400             $    217,812
    BCE, Inc. (Telecommunications)                                       17,500                  862,969
                                                                                            ------------
                                                                                            $  1,080,781
--------------------------------------------------------------------------------------------------------
  Chile - 0.5%
    Chilectra S.A., ADR (Utilities - Electric)                           28,300             $    597,838
--------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Helsingin Puhelin Oyj (Telecommunications)                            7,200             $    341,301
    Telephone Cooperative HPY (Telecommunications)                           60                  154,946
                                                                                            ------------
                                                                                            $    496,247
--------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Mannesmann AG (Conglomerate)                                         14,050             $  2,099,386
    VEBA AG (Oil and Gas)                                                 8,300                  487,529
                                                                                            ------------
                                                                                            $  2,586,915
--------------------------------------------------------------------------------------------------------
  Greece - 0.9%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               44,966             $    962,854
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                               6,300                  140,963
                                                                                            ------------
                                                                                            $  1,103,817
--------------------------------------------------------------------------------------------------------
  Hungary - 0.9%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                     41,500             $  1,141,250
--------------------------------------------------------------------------------------------------------
  Italy - 1.8%
    Telecom Italia Mobile S.p.A. (Telecommunications)                   183,700             $  1,096,063
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                              33,600                  123,610
    Telecom Italia S.p.A. (Telecommunications)                           91,400                  949,412
                                                                                            ------------
                                                                                            $  2,169,085
--------------------------------------------------------------------------------------------------------
  Japan - 1.0%
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)                 52             $    606,351
    NTT Mobile Communications Network, Inc. (Telecommunications)              9                  122,064
    NTT Mobile Communications Network, Inc. (Telecommunications)*            36                  482,303
                                                                                            ------------
                                                                                            $  1,210,718
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Equant N.V. (Computer Software - Services)*                          12,700             $  1,195,388
    Koninklijke KPN N.V. (Telecommunications)                             4,400                  206,306
    United Pan - Europe Com (Telecommunications)*                           700                   37,943
                                                                                            ------------
                                                                                            $  1,439,637
--------------------------------------------------------------------------------------------------------
  Portugal - 0.2%
    Telecel - Comunicacoes Pessoais S.A. (Telecommunications)             2,000             $    257,625
--------------------------------------------------------------------------------------------------------
  Spain - 2.8%
    Telefonica de Espana S.A., ADR (Telecommunications)                  13,639             $  2,006,638
    Telefonica Publicidad e Informacion S.A. (Utilities - Telephone)     11,500                  229,312
    Union Electrica Fenosa S.A. (Utilities - Electric)                   97,500                1,274,007
                                                                                            ------------
                                                                                            $  3,509,957
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Telecommunications PLC (Telecommunications)                  38,200             $    639,358
    Cable & Wireless Communications PLC (Telecommunications)              9,700                   93,252
    Colt Telecom Group PLC (Telecommunications)*                          6,200                  535,525
    Orange PLC (Telecommunications)                                      78,200                1,147,393
    Vodafone Group PLC (Telecommunications)                               1,200                  236,400
                                                                                            ------------
                                                                                            $  2,651,928
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 19,786,468
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $89,845,893)                                                 $ 97,697,083
--------------------------------------------------------------------------------------------------------

Bonds - 6.8%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 6.5%
  Banks and Credit Companies - 0.1%
    Beaver Valley Funding Corp. II, 9s, 2017                            $    75             $     82,297
    Midland Funding Corp., 10.33s, 2002                                     107                  112,526
                                                                                            ------------
                                                                                            $    194,823
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
    Georgia Pacific Corp., 9.5s, 2022                                   $   100             $    110,490
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    Hearst Argyle Television, Inc., 7.5s, 2027                          $   100             $     94,009
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Goldman Sachs Group LP, 5.9s, 2003                                  $   150             $    146,532
    Salton Sea Funding Corp., 6.69s, 2000                                    22                   21,712
    Salton Sea Funding Corp., 7.84s, 2010                                   100                  104,419
                                                                                            ------------
                                                                                            $    272,663
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Oryx Energy Corp., 8.375s, 2004                                     $   100             $    104,852
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Intermedia Communications, Inc., 0s, 2009                           $ 1,575             $    893,812
    Telecomunicaciones De Puerto, 6.65s, 2006##                              30                   28,960
    WorldCom, Inc., 8.875s, 2006                                            100                  106,462
                                                                                            ------------
                                                                                            $  1,029,234
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 0.1%
  Federal National Mortgage Association - 0.1% FNMA, 7s, 2029           $   110             $    108,606
--------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 0.9%
  Government National Mortgage Association - 0.9%
    GNMA, 6.5s, 2029                                                    $    39             $     37,511
    GNMA, 7s, 2028                                                          237                  234,026
    GNMA, 7.5s, 2025 - 2028                                                 693                  699,330
    GNMA, 8s, 2025 - 2027                                                   124                  127,515
                                                                                            ------------
                                                                                            $  1,098,382
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations
    U.S. Treasury Notes, 5.625s, 2008                                   $    50             $     48,976
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                            $  1,147,358
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    AEP Generating, 9.82s, 2022                                         $   596             $    731,717
    California Infrastructure, 6.17s, 2003                                  322                  322,403
    CMS Energy Corp., 6.75s, 2004                                           150                  143,501
    CMS Panhandle Holding Co., 6.5s, 2009##                                 130                  123,500
    Connecticut Light & Power Co., 8.59s, 2003                              100                  105,651
    Edison Mission Energy, 7.73s, 2009##                                     11                   11,136
    Illinois Power Special Purpose Trust, 5.26s, 2003                       183                  180,941
    Long Island Lighting Co., 8.2s, 2023                                    150                  149,441
    Midamerican Funding LLC, 5.85s, 2001##                                  220                  218,536
    Midamerican Funding LLC, 6.927s, 2029##                                 110                  103,495
    National Rural Utilities Cooperative Finance, 5.75s, 2008               313                  290,420
    Niagara Mohawk Power Corp., 7.25s, 2002                                 200                  201,152
    Niagara Mohawk Power Corp., 8.5s, 2023                                  110                  118,039
    PacifiCorp, 5.65s, 2006                                                 400                  373,892
    PP&L, Inc., 6.125s, 2001                                                250                  250,155
    Seabrook Station, 7.83s, 2019                                            86                   88,096
    Texas Utilities Co., 5.94s, 2001                                        250                  247,402
    Toledo Edison Co., 9.5s, 2001                                           140                  146,191
    TXU Eastern Funding Co., 6.75s, 2009##                                  150                  141,713
                                                                                            ------------
                                                                                            $  3,947,381
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    CE Generation LLC, 7.416s, 2018##                                   $   340             $    324,938
    Coastal Corp., 6.375s, 2009                                             266                  251,067
    El Paso Energy Corp., 6.75s, 2009                                       375                  360,188
    Tennessee Gas Pipeline Co., 7.625s, 2037                                 33                   32,787
    Texas Gas Transmission Corp., 7.25s, 2027                               100                   94,525
                                                                                            ------------
                                                                                            $  1,063,505
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $  8,072,921
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Canada - 0.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                      $    90             $     90,896
--------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities
      - Electric)##                                                     $   250             $    237,507
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $    328,403
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $8,656,789)                                                   $  8,401,324
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.7%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Global Telesystems Group, Inc., 7.25%##                               9,400             $    619,225
    PSINet, Inc., 6.75%                                                  10,100                  487,325
    UnitedGlobalCom, 7.00%##                                             12,800                  644,800
                                                                                            ------------
                                                                                            $  1,751,350
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    KN Energy, Inc., 8.25%                                               15,100             $    390,712
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $2,267,734)                            $  2,142,062
--------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.1%
--------------------------------------------------------------------------------------------------------
  Celular CRT Participacoes (Telecommunications)
    (Identified Cost, $236,730)                                             505             $     67,619
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 3.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Convertible Bonds - 2.6%
  Financial Institutions - 1.7%
    ADT Operations, Inc., 0s, 2010                                      $   840             $  2,100,000
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##               $   530             $    541,925
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Global Telesystems Group, Inc., 5.75s, 2010                         $   400             $    632,000
--------------------------------------------------------------------------------------------------------
Total U.S. Convertible Bonds                                                                $  3,273,925
--------------------------------------------------------------------------------------------------------
Foreign Convertible Bonds - 0.5%
  Mexico - 0.2%
    Telefonos de Mexico S.A., 4.25s, 2004 (Utilities - Telephone)       $   270             $    279,113
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    TeleWest Communications PLC, 5.25s, 2007 (Telecommunications)##     $   180             $    293,041
--------------------------------------------------------------------------------------------------------
Total Foreign Convertible Bonds                                                             $    572,154
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $3,067,529)                                       $  3,846,079
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.1%
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99, at Amortized Cost              $ 9,900             $  9,900,000
--------------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 11.9%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at Cost            14,603,544             $ 14,603,544
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $128,578,219)                                           $136,657,711
Other Assets, Less Liabilities - (11.2)%                                                     (13,772,946)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $122,884,765
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $128,578,219)           $136,657,711
  Cash                                                                 108,048
  Receivable for Series shares sold                                    196,628
  Receivable for investments sold                                    3,416,241
  Interest and dividends receivable                                    359,650
  Deferred organization expenses                                           951
  Other assets                                                             198
                                                                  ------------
      Total assets                                                $140,739,427
                                                                  ------------
Liabilities:
  Distributions payable                                           $        115
  Payable for Series shares reacquired                                  14,460
  Payable for investments purchased                                  3,233,603
  Collateral for securities loaned, at value                        14,603,544
  Payable to affiliate for management fee                                2,517
  Accrued expenses and other liabilities                                   423
                                                                  ------------
      Total liabilities                                           $ 17,854,662
                                                                  ------------
Net assets                                                        $122,884,765
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $108,273,798
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     8,073,064
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                5,436,503
  Accumulated undistributed net investment income                    1,101,400
                                                                  ------------
      Total                                                       $122,884,765
                                                                  ============
Shares of beneficial interest outstanding                           6,072,618
                                                                    =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)           $20.24
                                                                     ======
See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $ 1,091,804
    Interest                                                           494,432
    Foreign taxes withheld                                             (16,535)
                                                                   -----------
      Total investment income                                      $ 1,569,701
                                                                   -----------
  Expenses -
    Management fee                                                 $   373,156
    Trustees' compensation                                               1,123
    Shareholder servicing agent fee                                     17,415
    Administrative fee                                                   7,463
    Custodian fee                                                       22,292
    Printing                                                            24,466
    Auditing fees                                                       16,849
    Legal fees                                                           1,681
    Amortization of organization expenses                                  911
    Miscellaneous                                                        2,532
                                                                   -----------
      Total expenses                                               $   467,888
    Fees paid indirectly                                                (5,963)
    Reimbursement of expenses to investment adviser                     35,617
                                                                   -----------
      Net expenses                                                 $   497,542
                                                                   -----------
        Net investment income                                      $ 1,072,159
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 5,599,840
    Foreign currency transactions                                       29,369
                                                                   -----------
      Net realized gain on investments and foreign currency
        transactions                                               $ 5,629,209
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 3,393,491
    Translation of assets and liabilities in foreign currencies         (7,751)
                                                                   -----------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 3,385,740
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 9,014,949
                                                                   -----------
          Increase in net assets from operations                   $10,087,108
                                                                   ===========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 1999           DECEMBER 31, 1998
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  1,072,159                 $ 1,283,044
  Net realized gain on investments and foreign currency
    transactions                                                    5,629,209                   6,049,822
  Net unrealized gain on investments and foreign
    currency translation                                            3,385,740                   1,544,623
                                                                 ------------                 -----------
    Increase in net assets from operations                       $ 10,087,108                 $ 8,877,489
                                                                 ------------                 -----------
Distributions declared to shareholders -
  From net investment income                                     $ (1,238,327)                $  (517,487)
  From net realized gain on investments and foreign
    currency transactions                                          (6,226,495)                 (2,352,812)
                                                                 ------------                 -----------
    Total distributions declared to shareholders                 $ (7,464,822)                $(2,870,299)
                                                                 ------------                 -----------
Net increase in net assets from Series share
  transactions                                                   $ 38,536,693                 $45,571,784
                                                                 ------------                 -----------
    Total increase in net assets                                 $ 41,158,979                 $51,578,974
Net assets:
  At beginning of period                                           81,725,786                  30,146,812
                                                                 ------------                 -----------
  At end of period (including accumulated undistributed
    net investment income of $1,101,400 and $1,267,568,
    respectively)                                                $122,884,765                 $81,725,786
                                                                 ============                 ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,                  PERIOD ENDED
                                      SIX MONTHS ENDED        --------------------------------------------       DECEMBER 31,
                                         JUNE 30, 1999              1998             1997             1996              1995*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $19.82            $17.99           $13.66           $12.57             $10.00
                                                ------            ------           ------           ------             ------
Income from investment operations# -
  Net investment income(S)                      $ 0.21            $ 0.46           $ 0.44           $ 0.55             $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency              1.65              2.68             3.89             1.78               3.00
                                                ------            ------           ------           ------             ------
      Total from investment operations          $ 1.86            $ 3.14           $ 4.33           $ 2.33             $ 3.39
                                                ------            ------           ------           ------             ------
Less distributions declared to shareholders -
  From net investment income                    $(0.24)           $(0.24)          $ --             $(0.35)            $(0.24)
  From net realized gain on investments
    and foreign currency transactions            (1.20)            (1.07)            --              (0.88)             (0.58)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                --               --              (0.01)              --
                                                ------            ------           ------           ------             ------
      Total distributions declared to
        shareholders                            $(1.44)           $(1.31)          $ --             $(1.24)            $(0.82)
                                                ------            ------           ------           ------             ------
Net asset value - end of period                 $20.24            $19.82           $17.99           $13.66             $12.57
                                                ======            ======           ======           ======             ======
Total return                                     9.53%++          18.06%           31.70%           18.51%             33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     1.01%+            1.01%            1.00%            1.00%              1.00%+
  Net investment income                          2.16%+            2.48%            2.92%            4.19%              3.66%+
Portfolio turnover                                 73%              133%              69%             121%                94%
Net assets at end of period (000
omitted)                                      $122,885           $81,726          $30,147           $9,572             $2,373
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                     $ 0.22            $ 0.47           $ 0.41           $ 0.32             $ 0.17
      Ratios (to average net assets):
        Expenses##                               0.94%+            0.98%            1.20%            2.75%              3.08%+
        Net investment income                    2.23%+            2.51%            2.71%            2.44%              1.62%+
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 35 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $14,466,348. These loans were collateralized by cash of $14,603,544. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $104,188.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                         $ 3,871,097       $ 5,271,746
                                                   -----------       -----------
Investments (non-U.S. government securities)       $90,726,362       $65,069,971
                                                   -----------       -----------

The cost and unrealized appreciation and depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $128,578,219
                                                                   ------------
Gross unrealized appreciation                                      $ 11,852,066
Gross unrealized depreciation                                        (3,772,574)
                                                                   ------------
  Net unrealized appreciation                                      $  8,079,492
                                                                   ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series' shares were as follows:

                                      SIX MONTHS ENDED JUNE 30, 1999       YEAR ENDED DECEMBER 31, 1998
                                      ------------------------------       ----------------------------
                                           SHARES             AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             2,497,932      $  49,517,955        4,092,549       $75,961,041
Shares issued to shareholders in
  reinvestment of distributions           380,270          7,464,822          157,019         2,870,311
Shares reacquired                        (929,757)       (18,446,084)      (1,801,461)      (33,259,568)
                                        ---------       ------------       ----------       -----------
    Net increase                        1,948,445       $ 38,536,693        2,448,107       $45,571,784
                                        =========       ============       ==========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $387. The Series had no borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VUF-3 8/99 38M